ADVISORSHARES TRUST

GLOBAL ALPHA & BETA ETF

Supplement dated November 27, 2013

to the currently effective Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the SAI for the

Global Alpha & Beta ETF and should be read in conjunction with the SAI.

Effective December 1, 2013, The Elements Financial Group, LLC (“Elements”) will replace Your Source Financial, PLC as investment sub-adviser to the Global Alpha & Beta ETF (the “Fund”). In addition, the Fund’s name and ticker symbol will change to “EquityPro ETF” and “EPRO,” respectively.

Therefore, all references in the Fund’s SAI to Your Source Financial, PLC are hereby deleted and replaced with “The Elements Financial Group, LLC,” all references to the “Sub-Advisor” will now refer to The Elements Financial Group, LLC, and all references to the Global Alpha & Beta ETF are hereby deleted and replaced with “EquityPro ETF.” Specific revisions to the Fund’s SAI are set forth below.

Investment Restrictions - Non-Fundamental Policies

Under “Investment Restrictions - Non-Fundamental Policies,” the following policy is added on page 44 after policy 6:

The EquityPro ETF may not:

7.	Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities without providing 60 days’ notice to shareholders.

The Advisor and the Advisory Agreement

The Fund’s row in the table on page 62 is deleted and replaced with the following:

Fund	Advisory Fee as a % of Average Daily Net Assets	Maximum Annual Operating Expense Limit
EquityPro ETF	0.80%	1.25%

The Sub-Advisors and the Sub-Advisory Agreements

The Fund’s row in the table on page 64 is deleted and replaced with the following:

Fund	Fund Inception Date	Sub-Advisor	Sub-Advisory Fee Rate	Sub-Advisory Fees Paid for the Fiscal Years Ended June 30,
				2013	2012	2011
EquityPro ETF	7/10/12	The Elements Financial Group, LLC	0.40%	$5,138***	**	**

** Not in operation during period.

*** Paid to former sub-advisor to the Fund.

The following is added on page 67 as the last sentence under “The Sub-Advisors and the Sub-Advisory Agreements”:

A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement with The Elements Financial Group, LLC, on behalf of EquityPro ETF, will be available in the Fund’s Annual Report to Shareholders, dated December 31, 2013.

Portfolio Managers

The Fund’s “Portfolio Managers” section on pages 68-69 is deleted in its entirety and replaced with the following:

The Elements Financial Group, LLC - EquityPro ETF

Portfolio Manager Compensation. Each portfolio manager is compensated by the Sub-Advisor and does not receive any compensation directly from the Fund or the Advisor. Each portfolio manager receives his compensation in the form of net revenue sharing based on the advisory fee revenue generated from the Fund and other specified assets of the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the firm’s clients, including the Fund and its investors. Each portfolio manager’s overall compensation is tied to the profitability of the Sub-Advisor.

The portfolio manager does not receive any compensation directly from the Fund or the Advisor.

Fund Shares Owned by Portfolio Manager.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
Joshua M. Emanuel	$0
Joseph Lu	$0

* Information provided as of November 26, 2013.

Accounts Managed by the Portfolio Managers. Including the Fund, each portfolio manager is responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies *		Other Pooled Investment Vehicles *		Other Accounts *
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Joshua M. Emanuel	0	$0	0	$0	2234	$292.6
Joseph Lu	0	$0	0	$0	2234	$292.6

  * Information provided as of November 26, 2013.

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Proxy Voting

The Proxy Voting Policies for Your Source Financial, PLC beginning on page B-49 in Appendix B are deleted in their entirety and replaced with the following:

The Elements Financial Group, LLC (“TEG”)

PROXY VOTING POLICIES AND PROCEDURES

For pooled accounts (mutual fund sub-advisory accounts), as a matter of policy and as a fiduciary, TEG has responsibility for voting proxies for such accounts. TEG shall vote proxies for all mutual fund accounts that are managed.

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. As a fiduciary, TEG is committed to acting in the best interests of shareholders. We will review proxies of companies held in the fund, as we believe that proxy voting is an integral part of the investment process. The objective of our process is to provide an important framework for analysis and decision-making, and provides “guidelines” rather than “rules.” We reserve the flexibility to vote each proposal based on the specific circumstances that we believe are relevant. As a result, each proxy is analyzed and voted on a case-by-case basis. As a matter of policy, we will not be influenced by outside sources or business relationships involving interests that may conflict with those of the fund and their shareholders. All decisions for voting proxies are recommended to the firm’s Investment Committee for final approval, and are reviewed by the CCO for potential conflicts of interest.

Proxy Voting Guidelines

TEG’s policy and business practices include the responsibility to monitor corporate actions, receive and vote proxies for the all sub-advised funds and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

TEG generally votes in the following manner:

Director Matters – we generally support these proposals.

Governance Provisions – we generally support these proposals.

Shareholder Rights/Take-over Matters – we vote in the best interest of shareholders.

Capitalization – we vote in the best interest of shareholders.

Compensation – we generally support these proposals.

Other Shareholder Proposals – we vote on a case-by-case basis.

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